SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_| Soliciting Material Pursuant to |_| ss.240.14a-11(c) or |_| ss.240.14a-12


                              Sonoma Valley Bancorp
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2002



To our Shareholders:

     The annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") will be held on Tuesday, May 14, 2002, at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma, California 95476. The meeting is being held for the following purposes:


          (1) To elect eleven (11) directors to serve until the next annual meeting and until their successors are elected and qualified;

          (2) To approve and adopt the 2002 Equity Incentive Plan; and

          (3) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for fiscal year 2002.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 8, 2002, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment.

     Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                              By Order of the Board of Directors

                                              /s/ Suzanne Brangham
                                              ----------------------------------
                                              SUZANNE BRANGHAM, Secretary

April 10, 2002
Sonoma, California






                             YOUR VOTE IS IMPORTANT

     You are urged to complete, date, sign, and promptly return your proxy in the enclosed envelope regardless of whether you plan to attend the meeting. Any shareholder giving a proxy may revoke it prior to the time it is voted by notifying the Secretary of the Company in writing of such revocation, by filing a duly executed proxy bearing a later date, or by attending the annual meeting in person and voting by ballot.

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                            Sonoma, California 95476

                                 PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS OF
                              SONOMA VALLEY BANCORP

     This proxy statement contains information related to the annual meeting of shareholders of Sonoma Valley Bancorp (the "Company") to be held on Tuesday, May 14, 2002, beginning at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma California 95476, and at any postponements or adjournments thereof.

     A copy of the Company's Annual Report for the year ended December 31, 2001, accompanies this Proxy Statement.

     These proxy materials were first mailed to shareholders on or about April 10, 2002.

                               PURPOSE OF MEETING

     At the annual meeting, shareholders will be asked:

    (1) To elect eleven (11) directors of the Company to serve until the next annual meeting and until their successors are elected and qualified;

    (2)  To approve and adopt the 2002 Equity Incentive Plan; and

    (3) To ratify the selection of Richardson and Co. as independent auditors for Sonoma Valley Bancorp for the fiscal year 2002.

     In addition, the shareholders may act upon such matters other than the specific items listed above as may properly come before the meeting.

                       GENERAL PROXY STATEMENT INFORMATION

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Company. Shareholders are requested to consider and vote upon the matters discussed herein.

Revocability of Proxies

     Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Company's Secretary, Ms Suzanne Brangham, written notice of revocation or by presenting at the meeting a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the meeting and electing to vote in person prior to the taking of any vote.

Solicitation of Proxies

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing these proxy materials will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special remuneration. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for the cost of forwarding proxy materials to the beneficial owners of the Company's stock.

Outstanding Securities and Voting Rights

     Holders of record of the Company's common stock at the close of business on April 8, 2002, will be entitled to vote on all matters to be presented at the annual meeting. As of such date 1,330,223 shares of common stock were outstanding. Votes may be cast in person or by proxy, and each share of common stock entitles its holder to one vote.

     With respect to proposal one, the eleven (11) directors receiving the highest number of votes will be elected director. The affirmative vote of a majority of the holders of the Company's common stock represented and voting at the meeting is required in order to approve proposal two and three. Under California law, abstentions and broker non-votes shall be counted for purposes of determining a quorum, but will not be counted for or against the proposals or for or against any of the directors.

     Each share of common stock is entitled to one vote at the annual meeting, except with respect to the election of directors. In elections of directors, California law provides that a shareholder, or his or her proxy, may cumulate votes; that is, each shareholder has that number of votes equal to the number of shares owned, multiplied by the number of directors to be elected, and the shareholder may cumulate such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting, and only if the shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes for the candidates in nomination. The Company's designated proxy holders (the "Proxy Holders") have discretionary authority to cumulate votes represented by the proxies received in the election of directors. The Proxy Holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees described under "Election of Directors" as possible. The eleven nominees receiving the highest number of votes will be elected to the Board. With respect to any other matter that properly comes before the meeting, the Proxy Holders will vote in accordance with their own discretion.

     A proxy for use at the annual meeting is enclosed. Proxies which are properly executed and returned to the Company will be voted at the annual meeting in accordance with the shareholders' instructions contained in such proxies and, at the discretion of the Proxy Holders, on such other matters as may properly come before the meeting. The Company is soliciting discretionary authority to cumulate votes in connection with the election of directors and in connection with any other matters that may properly come before the meeting, as provided for above. Where no contrary instructions are given, the shares will be voted "For" the election of each of the eleven directors identified under the caption, "Election of Directors", "For approval of the 2002 Equity Incentive Plan and "For" the ratification of the selection of Richardson and Co. as independent auditors for 2002. Any shareholder has the power to revoke his or her proxy at any time before it is voted.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     All directors of the Company are elected for one-year terms and until their successors are duly elected and qualified. The Board of Directors of the Company proposes that the eleven nominees named below, all of whom are currently serving as directors of the Company, be re-elected for a new one-year term. Each of the nominees has consented to serve if elected. There are no family relationships between directors and officers.

     The eleven directors standing for election, including a capsule background summary and the number of shares held by each, are as follows:


                                                                        Common Stock Amount
Name, Principal                                                            and Nature of
Occupation and Address                                 Age              Beneficial Ownership                Percent of
                                                                                                             Class(1)
Suzanne Brangham                                       59                    18,499 (2)                           1.37
Secretary since 2001 and Director of the
Bank since March, 1995; since 1975,
president of Classix, Inc. and since 1994,
president of 400 West Spain Corp.

Dale T. Downing                                        60                     65,030 (2)(6)                       4.72
Director of the Bank since its formation in
1988; proprietor, Sonoma Market, Inc. and
Glen Ellen Village Market, Inc., formerly
Shone's Country Store, Inc.

Frederick H. Harland                                   55                      6,197 (3)(7)                           *
Director of the Bank since its formation in
1988; proprietor, Harland & Lely
Corporation since 1998, project manger,
Lely Construction, Inc. since 1990; former
Director and Chief Executive Officer of
Sonoma Cheese Factory from 1969 to 1990.

Robert B. Hitchcock                                    57                     75,920 (2)(8)                       5.62
Director of the Bank since its formation
in 1988; Chairman of the Board 1988-1995
retired in 1992 as President, Nicholas
Turkey Breeding Farms, a position held
since 1982.

Gerald J. Marino                                       62                     59,703 (2)                          4.42
Director of the Bank since its formation
in 1988; retired president, Marino
Distributing Beer and Wine Company since
1968.


                                                                        Common Stock Amount
Gary D. Nelson                                         64                     59,889(2)(9)                        4.44
Director of the Bank since 1993; president of
Gary D. Nelson Associates,
Inc. since 1970.

Robert J. Nicholas                                     59                     69,997 (4)                          5.21
Chairman of the Board since 1995
and Director of the Bank since its formation
in 1988; retired in 1992 as Chairman,
Nicholas Turkey Breeding Farms, a position
held since 1982.

Angelo C. Sangiacomo                                   71                     20,602 (2)(10)                      1.53
Director of the Bank since 1992;
general manager and partner, Sangiacomo
Vineyards since 1950;
founding director, Carneros Quality
Alliance since 1959.

J. R. Stone                                            78                     52,266 (2)(11)                      3.87
Director of the Bank since 1993; retired as
Chairman of World Products, Inc. in 1987.

Mel Switzer, Jr.                                       56                     62,103 (5)(12)                      4.50
President and Chief Executive Officer of the
Bank since April 1990; director of the Bank
since he joined in 1990.

Harry W. Weise                                         71                     50,911 (2)                          3.77
Director of the Bank since its formation in
1988; Secretary 1995-2001; retired
president, North Bay Insurance Brokers, Inc.
since 1968.

Directors and Executive Officers as a Group
(13 persons including the above)                                             578,504 (13)                         37.03

*  Less than 1% of outstanding shares of common stock.

(1) Percentages are based on a total of 1,333,504 shares outstanding as of March 18, 2002.
(2)  Includes 16,806 shares subject to options exercisable within 60 days.
(3)  Includes 2,801 shares subject to options exercisable within 60 days.
(4)  Includes 11,204 shares subject to options exercisable within 60 days.
(5)  Includes 47,370 shares subject to options exercisable within 60 days.
(6)  Includes 7,206 shares held by wife in an IRA account.
(7) Includes 366 shares held by wife and 442 shares held by wife in an IRA account.
(8)  Includes 6,604 shares held by wife in an IRA account.
(9)  Includes 677 shares held in a Trust Account of which his wife is a Trustee.
(10) Includes 1,184 shares held by wife as a custodian of Uniform Transfer to Minors Act.
(11) Includes 11,569 shares held by wife in an IRA account.
(12) Includes 1,305 shares held by wife in an IRA account.
(13) Includes a total of 228,585 shares subject to options exercisable within 60 days.

Committees and Compensation of the Board of Directors

     The Board of Directors of the Company has elected standing Audit and Compensation Committees. The Board does not have a Nominating Committee.

     The Compensation Committee serves the function of considering officer compensation and employee benefits. The six members of the Committee are:
Messrs. Nicholas (Chairman), Downing, Hitchcock, Nelson, Switzer and Weise. The Committee met five times during 2001.

     At fiscal year end, the Audit Committee consisted of five non-employee directors, Messrs. Downing (Chairman), Harland, Nicholas, Stone and Weise. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Committee met eight times during 2001.

     The Board of Directors is responsible for considering the qualifications of individuals to serve as directors of the Company and recommends a slate of directors for election at the annual meeting. In carrying out its responsibilities, the Board will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Suzanne Brangham, the Secretary of the Bank, 202 W. Napa Street, Sonoma, California 95476.

Audit Committee Report

     The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Committee discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statement be included in the Company's Annual Report on Form 10-KSB.

                                          Respectfully Submitted,
                                          Sonoma Valley Bancorp Audit Committee,

                                          /s/ Dale T. Downing
                                          --------------------------------------
                                              Dale T. Downing, Chairman

                                          /s/ Frederick H. Harland
                                          --------------------------------------
                                              Frederick H. Harland

                                          /s/ Robert J. Nicholas
                                         ---------------------------------------
                                              Robert J. Nicholas

                                          /s/ Jesse R. Stone
                                         ---------------------------------------
                                              Jesse R. Stone

                                          /s/ Harry W. Weise
                                         ---------------------------------------
                                             Harry W. Weise

Attendance at Board and Committee Meetings

     The Board of Directors met eleven times during 2001 for regular board meetings. All members of the Board attended at least 75% of all board meetings and meetings of the committees on which they served during 2001, except for Mr. Nelson who attended 73% of all board meetings.

Directors' Remuneration

     The directors of the Company are scheduled to meet at least quarterly and receive $100 for each meeting. The directors of the Sonoma Valley Bank (the "Bank") receive $800 for each regular board meeting and $200 for each committee meeting attended of which they are a member. The Chairman of the Board of the Bank receives $1,100 for each meeting. The Chairmen of the Audit and Compensation Committees receive $300 for each meeting attended. The President and Chief Executive Officer does not receive any director fees.

Security Ownership of Certain Beneficial Owners and Management

Principal Shareholders

     The following table sets forth certain information as of March 18, 2002, with respect to the beneficial ownership of the Company's common stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's common stock. The table on page 3 of this proxy statement sets forth, as of March 18, 2002, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors and executive officers of the Company individually, and all directors and all executive officers of the Company as a group. As of March 18, 2002, there were 1,330,388 shares of common stock outstanding. The address for the shareholders listed is Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476.

     Name of Shareholder                     Number of Shares            Percent

     Robert B. Hitchcock                         75,920 (1)              5.62%
     Robert J. Nicholas                          69,997 (2)              5.21%

(1) Includes 16,806 shares subject to options exercisable within 60 days and 6,604 shares held by wife in an IRA account.
(2)  Includes 11,204 shares subject to options exercisable within 60 days.


           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 SHAREHOLDERS, AND CERTAIN RELATED TRANSACTIONS

     The following information regarding each person who currently serves as an executive officer of the Bank is listed below. The executive officers serve at the discretion of the Board of Directors in their various capacities.



                                 Position with the Bank and Principal
Officer                Age       Occupations During the Past Five Years

Mel Switzer, Jr.       56        President and Chief Executive Officer since
                                 April 1990.

Mary Quade Dieter      53        Executive Vice President,  Chief  Operating
                                 Officer, Chief Financial Officer and Assistant
                                 Corporate Secretary since June 1997; Executive
                                 Vice President, Chief Financial Officer  and
                                 Asst. Corporate Secretary since January 1993;
                                 Vice President, Chief Financial Officer and
                                 Assistant Corporate Secretary from June 1988 to
                                 January 1993.

Juan Martinez          52        Executive  Vice President  and Chief Lending
                                 Officer  since  October 2001;  Senior  Vice
                                 President and Chief  Lending  Officer from
                                 September 1999 to October 2001; Senior Vice
                                 President and Senior Loan Officer from December
                                 1998 to September 1999; Vice President and Loan
                                 Officer from December 1995 to December 1998;
                                 Assistant Vice President and Loan Officer from
                                 January 1992 to December 1995.

Executive Compensation

     As to the Company's Chief Executive Officer and each other executive officer of the Bank who received total remuneration in excess of $100,000 in 2001, the following table sets forth total remuneration received from the Company for services performed in all capacities during the last three years.

                           SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION                                 LONG-TERM COMPENSATION
                                                                                                 SECURITIES
NAME AND                                                         OTHER      RESTRICTED           UNDERLYING            ALL
PRINCIPAL                                                        ANNUAL       STOCK               OPTIONS/            OTHER
POSITION                YEAR          SALARY        BONUS        COMP.        AWARD(S)               SARs              COMP.
===================    ======        ===========   ========     =========  ==============  =====================     =========
Mel Switzer, Jr.,       1999         $138,810(1)   $ 87,883    $6,728(4)            $ 0           39,961(5)          $4,000(7)
CEO, President          2000         $140,602(2)   $ 89,258    $2,588(4)            $ 0                0             $4,200(7)
                        2001         $147,137(3)   $104,032    $7,608(4)            $ 0                0             $4,200(7)

===================   ======        ===========   ========    ==========  ==============  =====================     =========
Mary Quade Dieter,      1999         $92,945       $71,923     $4,648(4)            $ 0           17,365(6)          $4,000(7)
COO, CFO,               2000         $92,945       $59,506     $3,932(4)            $ 0                    0         $4,200(7)
Executive Vice          2001         $97,592       $69,355     $8,633(4)            $ 0                    0         $4,200(7)
President
===================   ======         ===========   ========    ==========  ==============  =====================     =========
Juan Martinez,         1999          $85,864       $43,269        $ 0               $ 0                11,576(6)     $3,034(7)
Chief Lending          2000          $90,000       $49,588     $3,462(4)            $ 0                    0         $4,200(7)
Officer, Executive     2001          $94,500       $57,795     $2,250(4)            $ 0                    0         $4,200(7)
Vice  President
===================   ======         ===========   ========    ==========  ==============  =====================     =========

(1)  Includes $134,562 base salary and $4,248 in fringe benefits.
(2)  Includes $134,562 base salary and $6,040 in fringe benefits.
(3)  Includes $141,290 base salary and $5,847 in fringe benefits.
(4)  Represents accrued and unused vacation.
(5) Includes 2,801 options granted and vested in March 1999; additional 23,155 and 14,005 options granted in April 1999 subject to a graded vesting schedule of 20% per year; 4,631 shares vested April 1999 and 4,631 each year thereafter through April 2003 and 2,801 shares vesting March 2000 and 2,801 each year thereafter through March 2004.
(6) Includes options granted in April 1999 subject to a graded vesting schedule of 20% per year; 20% vested in April 1999 and 20% each year thereafter through April 2003.
(7)  Represents 401(k) employer's matching contributions.

Options Granted in Last Fiscal Year

There were no options granted for the fiscal year ended December 31, 2001.

Ten-Year Options/SAR Repricings

There were no repricing of options for the fiscal year ended December 31, 2001.

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended December 31, 2001 for all executive officers at the end of the year.


                                                            Number of Options      Value of Unexercised
                          Shares                               at FY end            Options at FY End
                        Acquired Or        Value           (Exercisable/           (Exercisable/
Name                     Exercised        Realized             Unexercisable)            Unexercisable)(1)

Mel Switzer, Jr.             0               0             47,370      10,233      $ 397,264      $ 89,303
Mary Quade Dieter            0               0             21,070       3,473      $ 138,124      $ 30,309
Juan Martinez                0               0             11,692       2,315      $  99,680      $ 20,198

Footnotes to Table

(1)  Based on December 31, 2001, year end closing price of $21.90 per share.

Incentive Bonus Plan

     The Bank has an incentive bonus plan, which the Company will continue, the object of which is to provide an incentive for key officers as a means for compensating these people for extra service and results. The participants are selected at the discretion of the Board of Directors. Under the plan, a target cash bonus has been established for each participant. The actual cash bonus payment is adjusted up or down, depending on performance levels of the Bank each year in comparison to annual operating budgets and established goals.

Retirement Plan

     During 1995, the Bank also adopted a Supplemental Executive Retirement Plan ("SERP Plan") for its three key officers. The SERP Plan provides that the Bank will pay the officers specified amounts over specified periods after retirement, and to make those payments to the officer's beneficiary or estate if death should occur prior to or during retirement. The SERP Plan is unfunded for tax purposes and under Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Bank also purchased single premium life insurance policies in connection with the implementation of the plan, which policies will provide protection against the adverse financial effects from the death of an officer. Although the officers of the Bank are the named insureds, the Bank is the owner and beneficiary under the policies.

401(k) Plan

     In June 1989, and as amended in October 1992 for the year beginning January 1992, the Bank adopted a 401(k) employee savings plan (the "401(k) Plan") which provides for a cash deferral arrangement under which all employees, including officers, are eligible for participation the 1st day of the month following six months of employment. The purpose of the 401(k) Plan is to reward eligible employees for their long and loyal service to the Bank and allow them to provide for their retirement.

     All eligible employees may contribute between 1% and 20% of their regular cash compensation not to exceed a certain dollar limit which is determined each year by the Internal Revenue Service. For 1999, this limit was $10,000. All employee contributions are fully vested. Each employee is entitled to direct the investment of his or her account into ten separate investment funds.

     Each payday, the Bank makes a matching contribution on each employee's behalf in an amount equal to 40% of the amount contributed by the employee. The 401(k) Plan allows each participant to become 100% vested upon participation in the plan. Employees leaving the service of the Bank after participating in the plan may withdraw their vested portion, plus their pro rata share of income and forfeitures, in cash, generally in one payment or in installments.

     The Bank made contributions totaling $60,845 in 2001, $64,019 in 2000 and $59,142 in 1999.

Severance Agreements

     On October 21, 1998, the Bank entered into Severance Agreements with both its Chief Executive Officer, Mel Switzer, and its Chief Operating Officer, Mary Dieter. On June 21, 2000, the Bank entered into a Severance Agreement with its Chief Lending Officer, Juan Martinez. The Severance Agreement with Mr. Switzer provides for payment to him equal to two years of his base salary in the event that he is terminated within 24 months following a change of control of the Company. Similarly, the Severance Agreements with Ms. Dieter and Mr. Martinez provides for payment to each equal to one year of their individual base salary in the event either is terminated within 24 months following a change of control of the Company. The Severance Agreements are not employment agreements and provide for payment of the severance only in the event of the occurrence of the specified circumstances. All Severance Agreements are effective through October 20, 2003, subject to extension by mutual agreement of the Company and each executive. The Company has assumed the obligations under these agreements.

Other Transactions with Directors and Officers

     The Bank has had (and expects to have in the future) banking transactions in the ordinary course of its business with its directors, officers, principal shareholders and their affiliates. These loans are granted on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with others and, in the opinion of management, do not involve more than the normal risk of collectibility. The aggregate loan disbursements and loan payments made in connection with loans to directors, officers, principal shareholders, and affiliates, are as follows:


                                      2001                         2000

Balance, beginning of year         $2,423,000                   $2,035,000
Loan disbursements                    658,000                      952,000
Loan payments                        (956,000 )                   (564,000)
Balance, end of year               $2,125,000                   $2,423,000

     During 2001, the highest amount of aggregate indebtedness of directors, officers, principal shareholders, and affiliates, was $2,442,000 as of June 30, 2001, which represented 16.39% of the Bank's equity capital as of such date.

     The Bank leases its Glen Ellen branch office from Sonoma Market Partnership in which director Dale Downing is a partner. Lease expense for the year ended December 31, 2001, was $11,054. The annual lease commitment for the space leased is approximately $14,700 through March 2003 including a minimum inflationary increase of 4% per year. The Bank exercised the option to lease the Glen Ellen branch office for a second term of five years beginning April 1998, with an option to extend the lease for an additional five year period at the end of the second five year term. All lease terms with director Downing are on terms and at rates comparable to that which could be obtained with an outside third party.

     On August 30, 2001, the Company repurchased 14,005 shares of common stock at $20.50 per share from Frederick H. Harland, a director of the Company. This repurchase was made as part of the Company's program to repurchase up to one million dollars of common stock. The repurchase was made on the same terms as other repurchases under the program.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"), or alternatively if allowed by law, by filing Form 7, 8 or 8A with the Federal Depositary Insurance Company (the "FDIC"). Such executive officers, directors and ten percent (10%) shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 2001, all of its executive officers, directors and ten percent (10%) shareholders complied with all applicable Section 16(a) filing requirements by filing Form 3, 4 and 5 with the SEC.

Recommendation of the Board of Directors

     The Board recommends that shareholders vote "FOR" each of the eleven directors nominated.

                                 PROPOSAL NO. 2
               APPROVAL AND ADOPTION OF THE SONOMA VALLEY BANCORP
                           2002 EQUITY INCENTIVE PLAN

DESCRIPTION OF THE 2002 PLAN

     Structure. The 2002 Plan allows for the grant of options, restricted stock, stock appreciation rights and stock bonuses to Directors, Officers and Employees at the discretion of the Plan Administrator. The principal features of the program are described below.

     Administration. The Board of Directors will serve as the Plan Administrator with respect to the 2002 Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any other appointed committee consisting of Independent Directors acting within the scope of its administrative authority under the 2002 Plan. The Plan Administrator has the authority to interpret the 2002 Plan and the rights underlying any grants or awards made subject to the 2002 Plan. Any decision or action of the Plan Administrator in connection with the 2002 Plan is final and binding.

     No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2002 Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

     Eligibility. Directors, Officers and Employees are eligible to participate in the 2002 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2002 Plan will be funded with 74,712 shares of common stock reserved for issuance under the 2002 Plan. The shares issuable under the 2002 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased on the open market. In addition, shares subject to any outstanding awards under the 2002 Plan which expire or terminate prior to exercise, will be available for subsequent issuance.

     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2002 Plan, the fair market value per share of common stock on any relevant date under the 2002 Plan is the closing bid price as reported by the Nasdaq Over the Counter Bulletin Board.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten (10) years after the date of grant subject to the following provision.

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2002 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners:

     Payment may be made by surrender of shares of the Company owned by the participant more than six (6) months or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the full exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price or by a loan from the Company.

     Reload Option. The Plan Administrator of the 2002 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to the Company within thirty (30) days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent (85%) of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a shareholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains an employee of the Company or its subsidiary. If the participant paid any amount for the forfeited shares, the Company shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2002 Plan. The Plan Administrator shall determine the number of shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SAR's shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2002 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

GENERAL PLAN PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2002 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

     In the event a change of control of the Company as defined in the 2002 Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (I) the maximum number and/or class of securities issuable under the 2002 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan

Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Shareholder Rights. No recipient of an award will have any shareholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by the 2002 Plan or by law.

     Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on May 14, 2012. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2002 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2002 PLAN

     Options. The Federal income tax treatment for options is as follows:

     No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The director receives no taxable income upon the receipt of a restricted stock award. The director is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows directors, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the director. In the event a director makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing director will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a director who has made a Section 83(b) election subsequently forfeits the shares, the director will not be entitled to any deductions, however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the director recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 2002 Plan, including exercises of options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote "FOR" approval of the 2002 Plan under Proposal 2 on the proxy card.

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Richardson and Co., certified public accountants, as independent auditors for the Company for 2002. Richardson and Co. has served as independent auditors for the Company since 1993. Shareholders are being asked to ratify this selection at the annual meeting. A representative of Richardson and Co. will be present at the meeting and will be afforded the opportunity to make a statement and respond to appropriate questions.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote "FOR" Proposal No. 3.

                                 OTHER BUSINESS

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2001 were $41,720.

All Other Fees

     The aggregate fees billed for all other professional services rendered by the Company 's independent auditor, including tax services, for the fiscal year ended December 31, 2001 were $58,132.

Shareholder Proposals

     In addition to the matters discussed above, proxies will be exercised at the discretion of the Proxy Holders in voting on such other business as may properly be brought before the meeting. Except as discussed below, the only matters which the Board of Directors intends to present or knows will be presented at the meeting are the matters discussed herein. If any proposals are properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxy Holders will vote in accordance with their own discretion.

Additional Information and Financial Disclosure

     A copy of the Company's 2001 Annual Report to Shareholders accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request. Requests for this statement or a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission, free of charge, may be made by writing to Sonoma Valley Bancorp, 202 W. Napa Street, Sonoma, California 95476 or by calling the Company at (707) 935-3200.

Shareholder Proposals For Next Year's Annual Meeting

     Proposals intended to be presented by shareholders at the 2003 Annual Meeting and included in the Proxy Statement of the Holding Company must be received by the Secretary of the Company at 202 W. Napa Street, Sonoma, California 95476, on or before Monday, December 2, 2002, for consideration for possible inclusion in the proxy statement relating to that meeting.


                                              By Order of the Board of Directors

                                              /s/ Suzanne Brangham
                                              ----------------------------------
                                              Suzanne Brangham, Secretary


April 10, 2002
Sonoma, California

PROXY                                                                     PROXY

                              SONOMA VALLEY BANCORP
                               202 W. Napa Street
                                Sonoma, CA 95476
                                 (707) 935-3200

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Nicholas and Mel Switzer, Jr. as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Sonoma Valley Bancorp held of record by the undersigned as of April 8, 2002, at the Annual Meeting of Shareholders to be held at Ramekins Culinary School located at 450 West Spain Street, Sonoma, California 95476, at 6:00 p.m., (PST), on May 14, 2002 and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1:  To elect directors to serve for the ensuing year and until their successors are elected.

Nominees [  ] FOR all nominees listed at right (except as indicated to the contrary below.)

         [  ] WITHHOLD authority to vote for all nominees listed to right.

Suzanne Brangham, Dale T. Downing,
Frederick H. Harland, Robert B. Hitchcock,
Gerald J. Marino, Gary D. Nelson,
Robert J. Nicholas, Angelo C. Sangiacomo,
J.R. Stone, Mel Switzer, Jr., Harry W. Weise

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.)

Proposal 2:   To approve and adopt the 2002 Equity Incentive Plan.

              [  ]     FOR      [  ]    AGAINST           [  ]     ABSTAIN

Proposal 3:   To ratify the selection of Richardson and Co. as independent auditors for fiscal year 2002.

              [  ]     FOR      [  ]    AGAINST           [  ]     ABSTAIN

Proposal 4:   To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY
ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated:_____________________, 2002



_______________________________
Signature



_______________________________
Signature

                                  Common Stock


Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Exhibit A

                              SONOMA VALLEY BANCORP
                           2002 EQUITY INCENTIVE PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will be the date of the shareholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Shareholders

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 74,712(Seventy four thousand seven hundred twelve). Outstanding Shares of the Company, shall for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock.

     Subject to Sections 4.2, Shares will again be available for grant and issuance in connection with future Awards under this Plan if they are subject
(i) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (ii) to an Award granted hereunder but are forfeited; or (iii) to an Award that otherwise terminates without Shares being issued. However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. For purposes of the determination of the number of Shares available for grant under the

Plan, the grant of an Option, SAR, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award, regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator (as defined by Section 5.1) shall make appropriate adjustments to
(i) the maximum  number and/or class of securities  issuable  under the Plan and
(ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator (as defined by Section 5.1) shall make such adjustments as are necessary to insure Awards of whole Shares.

5.   ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan or any Awards granted or Shares sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person

(whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.   GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

     6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

     6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder")), and shall be subject to earlier termination as hereinafter provided.

     6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant or in the case of a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

     6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in accordance with Section 10.

     6.2.5. Transferability of Options. No Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option(other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust or a foundation in which above family members control the management of the assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and his or her relationship to the Participant and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

     6.2.6. Exercise After Certain Events.

      i.  Termination of Employment - Employee/Officer

                (1) Incentive Stock Options.

     (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Shareholder)). The Administrator may allow in the original grant for the exercise of options beyond the three (3) month period after the date of Termination; provided, however, that if the Participant does not exercise the option within three (3) months of such Termination, the Option will not qualify as an Incentive Stock Option and shall be converted to a non-qualified stock option, as permitted under applicable rules and regulations.

     (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) but in no event beyond the expiration date of the Option as set forth in the Award Agreement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                (2) Non-Qualified Stock Options.

     (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time before the expiration date of the Option or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

     ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term
"Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

     iii. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
(ii) ten years from the Grant Date (five years for a Ten Percent Shareholder). The Administrator may allow for the exercise beyond one (1) year period after the termination of employment because of the disability or death; provided, however, that if the Participant, the Participant's personal representative, or the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, does not exercise within one (1) year of the termination employment because of the disability or death, the Option will not qualify as an Incentive Stock Option, and shall be treated as a non-qualified stock option to the extent permitted under applicable rules and regulations.

     iv. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
(ii) ten years from the Grant Date). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

     6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary; (ii) deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. In addition, the Board may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

          i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

          ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

          iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

          iv. engaged in any other activity that is adverse, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

          v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

     6.3.1. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 21 or 22) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

     6.3.2. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422.

     6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

     7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an Eligible Person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank or (pledgeholder) selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

     7.3.1. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

     7.3.2. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a shareholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

     8.   STOCK BONUSES.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

     9.   STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to the Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of the Shares on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

     9.7.1. Transferability of Stock Appreciation Rights. No Award under Section
9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister- in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only be delivery to the Company of a written SAR assignment request (the "Assignment Request") in a form approved by the Administrator, stating the numbers of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreement regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

     9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under
Section 6.2.5.

     9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

     9.9. Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

     10.  PAYMENT FOR SHARE PURCHASES.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          10.1.1. by cancellation of indebtedness of the Company to the Participant;

          10.1.2.  by  surrender  of shares of Stock of the Company that either:
     (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          10.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          10.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          10.1.5. by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

          10.1.6. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than (85%) Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     11.  WITHHOLDING TAXES.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

     12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

     13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

     14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the Purchase Price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

     15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     17. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

     18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon


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



exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

     19.  RIGHTS OF EMPLOYEES.

     19.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

     20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

     21.  DISSOLUTION, LIQUIDATION, MERGER.

     21.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control Section 22.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

     21.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.



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



     22.  CHANGE OF CONTROL.

     22.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Award Agreement.

     22.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

     23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law.

     24. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     25. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

     26. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right, or Stock Bonus.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     26.3 "Board" means the Board of Directors of the Company.

     26.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     26.6 "Company" means Sonoma Valley Bancorp, a California corporation and its subsidiaries, or


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



any successor corporation.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     26.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.



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




     26.18 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     26.19 "Option" means an award of an option to purchase  Shares  pursuant to
Section 6.

     26.20 "Optionee" means the holder of an Option.

     26.21 "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this 2002 Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     26.28 "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of


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


the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36  "Vesting  Date" means the date on which an Award  becomes  wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.




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